Exhibit 10.1

FIRST AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT (this “Agreement”), dated as of June 17, 2026 (the “First Amendment Effective Date”), is entered into among THE WESTERN UNION COMPANY, a Delaware corporation (the “Company”), the Banks party hereto and BANK OF AMERICA, N.A., as the Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company, the Banks from time to time party thereto, and the Administrative Agent have entered into that certain Delayed Draw Term Loan Credit Agreement, dated as of January 9, 2026 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”); and

WHEREAS, the Company has requested that the Banks amend the Existing Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Existing Credit Agreement. Effective as of the First Amendment Effective Date, the parties hereto agree that the definition of “Commitment Period” in Section 1.1 of the Existing Credit Agreement is amended by deleting the text “July 8, 2026” and replacing such deleted text with the text “November 10, 2026”.

2. Condition Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement executed and delivered by a duly authorized officer of the Company and duly executed by each Bank and the Administrative Agent.

3. Payment of Expenses. Subject to Section 9.5 of the Existing Credit Agreement, the Company agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent.

4. Miscellaneous.

(a) The Loan Documents and the obligations of the Company thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of any Loan Document are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement. The Amended Credit Agreement is not a novation of the Existing Credit Agreement.

(c) The Company hereby represents and warrants as follows: (i) the Company has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; (ii) no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person (except as have been obtained or made) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement; (iii) this Agreement has been duly executed and delivered on behalf of the Company; (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (v) the execution, delivery and performance of this Agreement will not directly or, to the knowledge of the Company, indirectly, violate any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

(d) Immediately after giving effect to this Agreement: (i) each of the representations and warranties made by the Company in the Amended Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality in the text thereof, in which case such representations and warranties shall be true and correct) on and as of the First Amendment Effective Date (except that any representation or warranty relating to or made expressly as of a specific date shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality in the text thereof, in which case such representations and warranties shall be true and correct) solely with respect to and as of such specific date); and (ii) no Default or Event of Default shall have occurred and be continuing.

(e) Subject to Section 9.11 and Section 9.21 of the Existing Credit Agreement, (i) delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement, and (ii) this Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(h) The terms of Sections 9.15 and Section 9.17 of the Existing Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY: THE WESTERN UNION COMPANY,

a Delaware corporation

By: /s/ Matt Cagwin

Name: Matt Cagwin

Title: Chief Financial Officer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,

as the Administrative Agent

By: /s/ Aamir Saleem

Name: Aamir Saleem

Title: Vice President

BANKS: BANK OF AMERICA, N.A.,

as a Bank

By: /s/ Sidhima Daruka

Name: Sidhima Daruka

Title: Director

STATE BANK OF INDIA, NEW YORK BRANCH,

as a Bank

By: /s/ Devendra Panwar

Name: Devendra Panwar

Title: Vice President and Head (Credit Management Cell)

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Bank

By: /s/ Benjamin Schwartz

Name: Benjamin Schwartz

Title: Vice President

BANK OF BARODA, NEW YORK BRANCH,

as a Bank

By: /s/ Saket Jain

Name: Saket Jain

Title: Assistant General Manager

BANK OF CHINA LIMITED, CHICAGO BRANCH,

as a Bank

By: /s/ Wenping Fu

Name: Wenping Fu

Title: SVP & Deputy Branch Manager

U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By: /s/ Arumy Cho

Name: Arumy Cho

Title: Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,

as a Bank

By: /s/ Xiaoxing Huang

Name: Xiaoxing Huang

Title: Director

By: /s/ Robert O'Brien

Name: Robert O'Brien

Title: Executive Director

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH,

as a Bank

By: /s/ Yuemin Han

Name: Yuemin Han

Title: General Manager

CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH,

as a Bank

By: /s/ Yu-Tang Shen

Name: Yu-Tang Shen

Title: VP & General Manager

CTBC BANK CO., LTD., NEW YORK BRANCH,

as a Bank

By: /s/ Mingdao Li

Name: Mingdao Li

Title: SVP & Branch Manager

FIRST HAWAIIAN BANK,

as a Bank

By: /s/ Stephen Agnew-Miller

Name: Stephen Agnew-Miller

Title: Vice President

HANCOCK WHITNEY BANK,

as a Bank

By: /s/ Leonard Washington

Name: Leonard Washington

Title: Vice President

HUA NAN COMMERCIAL BANK LTD., NEW YORK AGENCY,

as a Bank

By: /s/ Tzu-I-Huang

Name: Tzu-I-Huang

Title: Vice President & General Manager

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Bank

By: /s/ Michael Barnett

Name: Michael Barnett

Title: Senior Vice President

ROYAL BANK OF CANADA,

as a Bank

By: /s/ Scott Robinson

Name: Scott Robinson

Title: Director - CCG Finance

AGRICULTURAL BANK OF CHINA LIMITED, NEW YORK BRANCH,

as a Bank

By: /s/ Nelson Chou

Name: Nelson Chou

Title: SVP & Head of Corporate Banking

BOKF, NA, DBA BOK FINANCIAL,

as a Bank

By: /s/ David J. Anderson

Name: David J. Anderson

Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,

as a Bank

By: /s/ Brian P. Fox

Name: Brian P. Fox

Title: Senior Vice President

OLD NATIONAL BANK,

as a Bank

By: /s/ Roger Kallal

Name: Roger Kallal

Title: SVP

REGIONS BANK,

as a Bank

By: /s/ Taylor Poole

Name: Taylor Poole

Title: Director

FIRST INDEPENDENCE BANK,

as a Bank

By: /s/ Andrew Harper

Name: Andrew Harper

Title: Chief Credit Officer